UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  DECEMBER 1, 2004
                                                       -------------------------

                             BARNEYS NEW YORK, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              0-26229                              13-4040818
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     (Commission File Number)           (IRS Employer Identification No.)

      575 FIFTH AVENUE, NEW YORK, NY                    10017
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  (Address of Principal Executive Offices)            (Zip Code)

                                 (212) 339-7300
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               Barney's, Inc., a New York corporation ("Barneys"), and a wholly owned subsidiary of Barneys New York, Inc. (the "Company"), has obtained consents from holders (each, a "Holder" and, collectively, the "Holders") of its outstanding 9.000% Senior Secured Notes due 2008 (the "Notes") to certain amendments (the "Amendments") to the (i) Indenture, dated as of April 1, 2003, by and among Barneys, the guarantors party thereto and Wilmington Trust Company, as Trustee, pursuant to which the Notes were issued (the "Indenture"), (ii) Security Agreement, dated as of April 1, 2003, by and among Barneys, the grantors party thereto and Wilmington Trust Company, as Collateral Agent (the "Security Agreement"), (iii) Security Agreement, dated as of April 1, 2003, by and between the Company and Wilmington Trust Company, as Collateral Agent (the "Parent Security Agreement"), and (iv) Intellectual Property Security Agreement, dated as of April 1, 2003, by and among Barneys, the grantors party thereto and Wilmington Trust Company, as Collateral Agent (the "IP Security Agreement" and, collectively with the Security Agreement and the Parent Security Agreement, the "Security Documents"). The Amendments will only become operative if and when those validly tendered Notes are accepted for payment in connection with a concurrent tender offer by Barneys for the Notes (the "Tender Offer"), which is subject to certain conditions, including the consummation of the acquisition of the Company by Jones Apparel Group, Inc.

               The Amendments to the Indenture (i) eliminate certain restrictive covenants, including, but not limited to, requirements to make excess cash flow offers and limitations on indebtedness and preferred stock, restricted payments, issuances and sales of equity interests of wholly owned restricted subsidiaries, transactions with affiliates, liens, sales of assets, dividend and other payment restrictions affecting restricted subsidiaries, the designation of restricted and unrestricted subsidiaries, changes of control, capital expenditures, lines of business, mergers and consolidations and the provision of financial statements and SEC reports, and (ii) eliminate events of default that would arise from a breach of the covenants referred to in clause (i) and eliminate cross defaults, cross acceleration defaults and judgment defaults. The covenants regarding the payment of the Notes, maintenance of office or agency, money for notes payments to be held in trust, corporate existence, and further assurances and expense reimbursement would remain unaffected by the Amendments to the Indenture. The Amendments to the Security Documents include eliminating certain provisions (i) obligating Barneys to provide certain information relating to the collateral, (ii) limiting Barneys from moving assets or reincorporating or reorganizing its subsidiaries, and (iii) granting the collateral agent and Holders rights to inspect the collateral and certain records relating thereto. The Amendments to the Security Documents do not provide for the release of any collateral securing the Notes.

               After the Amendments become operative, Notes that are not purchased in the Tender Offer will remain outstanding and will be subject to the terms of the Indenture and the Security Documents as modified by the Amendments.


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
               The supplement to the Indenture (the "Supplemental Indenture") and the amendments to the Security Documents (collectively, the "Amended Security Documents") are filed pursuant to Item 9.01. The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the Supplemental Indenture and the Amended Security Documents, which are filed as Exhibit 10.1 through Exhibit 10.4 hereto, and are incorporated herein by reference.

ITEM 3.03.     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

  (c)               Exhibits.

  10.1 Supplemental Indenture, dated as of December 1, 2004, among Barney's, Inc., the guarantors party thereto and Wilmington Trust Company.

  10.2 First Amendment to the Security Agreement, dated as of December 1, 2004, among Barney's, Inc., the grantors party thereto and Wilmington Trust Company.

  10.3 First Amendment to the Security Agreement, dated as of December 1, 2004, among Barneys New York, Inc. and Wilmington Trust Company.

  10.4 First Amendment to the Intellectual Property Security Agreement, dated as of December 1, 2004, among Barney's, Inc., the grantors party thereto and Wilmington Trust Company.






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
                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 6, 2004
                                        BARNEYS NEW YORK, INC.


                                        By:  /s/ Marc H. Perlowitz
                                            ------------------------------------
                                            Name:  Marc H. Perlowitz
                                            Title: Executive Vice President and
                                                   General Counsel









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
                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

  10.1 Supplemental Indenture, dated as of December 1, 2004, among Barney's, Inc., the guarantors party thereto and Wilmington Trust Company.

  10.2 First Amendment to the Security Agreement, dated as of December 1, 2004, among Barney's, Inc., the grantors party thereto and Wilmington Trust Company.

  10.3 First Amendment to the Security Agreement, dated as of December 1, 2004, among Barneys New York, Inc. and Wilmington Trust Company.

  10.4 First Amendment to the Intellectual Property Security Agreement, dated as of December 1, 2004, among Barney's, Inc., the grantors party thereto and Wilmington Trust Company.





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